EXHIBIT 10.15

                              SECOND AMENDMENT TO
                          ASSET ACQUISITION AGREEMENT


         THIS SECOND AMENDMENT TO ASSET ACQUISITION AGREEMENT, dated as of February 27, 2002 (this "Amendment"), is entered into by and between Comdisco, Inc., a Delaware corporation (the "Seller"), and T-Systems Inc., a Delaware corporation (the "Purchaser").

         WHEREAS, the Seller and the Purchaser are parties to that certain Asset Acquisition Agreement, dated as of January 31, 2002, as amended by that certain Amendment to Asset Acquisition Agreement, dated as of February 13, 2002 (collectively, the "Acquisition Agreement") (capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Acquisition Agreement); and

         WHEREAS, the Seller and the Purchaser desire to make certain additional amendments to the Acquisition Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Seller and the Purchaser hereby agree as follows:

                                  ARTICLE I
                                   SCHEDULES

         1.1 Schedule 1.1(b)(ii) of the Acquisition Agreement shall be amended by replacing item A in its entirety with the following:

         "A. Global Master Services Agreement, dated September 30, 1999, between Unisys Corporation and Comdisco, Inc.
                  1. Statement of Work and Subcontract Schedule, dated February 11, 2000, to the Global Master Services Agreement, dated September 30, 1999, between Unisys Corporation and Comdisco, Inc.
                  2. Statement of Work and Subcontract Schedule, dated January 1, 2001, to the Global Master Services Agreement, dated September 30, 1999, between Unisys Corporation and Comdisco, Inc.
                           (a) Amendment, dated January 31, 2002.
                  3. Statement of Work and Subcontract Schedule, dated February 7, 2001, to the Global Master Services Agreement, dated September 30, 1999, between Unisys Corporation and Comdisco, Inc.
                  4. Schedule No. 1, dated [March 6, 1996], between Unisys Corporation and Comdisco, Inc. [unsigned]
                           (a) Extension, dated May 10, 1999.
                           (b) Extension, dated June 29, 2001.
                           (c) Amendment No. 2, dated June 20, 1997."

         1.2 Schedule 1.1(b)(ii) of the Acquisition Agreement shall be amended by replacing item F in its entirety with the following:

         "F.      Cap Gemini America LLC

                  1.      Help Desk Services Agreement, dated January 20,
                          2000, between Cap Gemini America, Inc. and
                          Comdisco, Inc.
                          (a)      Amendment, dated April 1, 2000.
                          (b)      Statement of Work Help Desk Services
                                   Version 1.6, dated January 18, 2000.
                                   (1) Pennzoil Project Impact Reports (PIR) PZLQS.001, PZLQS.002,
                                           PZLQS.003, PZLQS.004, PZLQS.005.
                                   (2)     PharMerica PIR PHM-0001, PHM-0002,
                                           PHM-0003, PHM-0004, PHM-0005,
                                           PHM-0006, PHM-0007, PHM-0007a,
                                           PHM-0008.
                          (c)      Statement of Work for Devon Energy
                                   Corporation Help Desk Services, dated
                                   December 20, 2000.
                                   (1)     Devon PIR DVN-0001, DVN-0002,
                                           DVN-0003, DVN-0004, DVN-0005v2,
                                           DVN-0006, DVN-0007, DVN-0008,
                                           DVN-0009, DVN-00010, DVN-00011,
                                           DVN-00012."

         1.3 Schedule 1.1(b)(ix) of the Acquisition Agreement shall be replaced in its entirety with Exhibit 1 hereto.

                                  ARTICLE II
                                    GENERAL

         2.1 Counterparts. This Amendment may be executed in any number of counterparts and either party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which, when taken together, will be deemed to be one and the same Amendment.

         2.2 References. Upon the effectiveness of this Amendment, all references in the Acquisition Agreement and in all other agreements, documents, certificates, schedules and instruments executed pursuant thereto to the Acquisition Agreement including, without limitation, references to "this Agreement," "hereunder," "hereof," "herein" and words of like import contained in the Acquisition Agreement shall, except where the context otherwise requires, mean and be a reference to the Acquisition Agreement, as amended hereby.

         2.3 Ratification. Except as expressly amended hereby, all of the provisions of the Acquisition Agreement, as amended hereby, shall remain unaltered and in full force and effect, and, as amended hereby, the Acquisition Agreement is in all respects agreed to and ratified and confirmed by the parties hereto.

         2.4 Severability. If any provision of this Amendment shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Amendment shall not be affected and shall remain in full force and effect.

         2.5 Headings. The headings of the articles and paragraphs of this Amendment are inserted for convenience only and shall not constitute a part hereof or affect in any way the meaning or interpretation of this Amendment.

         2.6 Binding Agreement. This Amendment shall be binding upon the Seller and the Purchaser and their respective successors and assigns.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 COMDISCO, INC.


                                 By:  /s/ Frank J. Cirone
                                      -----------------------------
                                 Name:    Frank J. Cirone
                                 Title:   Vice President


                                T-SYSTEMS INC.


                                By:  /s/ Gregory W. Therkatsen
                                     --------------------------------
                                Name:    Gregory W. Therkatsen
                                Title:   Senior Vice President, Consulting


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                                   Exhibit 1

                              Schedule 1.1(b)(ix)
                             Other Acquired Assets

To the extent transferable, all right, title and interest of the Seller in the following:

1. The following computer servers and hardware of the Seller located in Minnetonka, Minnesota, including all object code, source code, operating software and application software (including, but not limited to Remedy and Cold Fusion) located thereon:

                  (a).     Grinder Server

                           Purpose:  Remedy Application and Database Server
                           Model:    Compaq Proliant 2500
                           Memory:   512MB
                           Drives:   5 (9.1 GB drives Raid 5)
                           Processor:     Pentium 333MHZ
                           Serial Number: d647hwa30159
                           IP Address:    192.168.5.249
                           Software:
                                    - Microsoft Windows NT 4
                                    - Peregrine Systems Remedy Action Request
                                      System version 4.0
                                    - Microsoft SQL Server 7.0
                                    - Symantec PC Anywhere version 9
                                    - Computer Associates ARCServe client for
                                      Windows NT version 6.61

                  (b).     Spacecraft Server
                           Purpose:  Custom written web based front end to
                                     Remedy application
                           Model:    Compaq Proliant 1500
                           Memory:   128MB
                           Drives:   9.1 GB
                           Processor:      166MHZ
                           Serial Number:  D621HUJ10294
                           IP Address:     192.168.5.104
                           Software:
                                    - Microsoft Windows NT 4
                                    - MacroMedia Cold Fusion version 4
                                    - Seagate Crystal Reports Version 7
                                    - Computer Associates ARCServe for Windows
                                      NT Advanced Version 6.6.1

                  (c).     Slate Server
                           Purpose:   Repository for data base dumps and logs.
                                      Serves as Primary Domain controller.
                           Model:     Compaq Proliant 2500
                           Memory:    128Mb
                           Processor: Pentium 200Mhz
                           Drives:    5 (9.1 GB -Drives Raid 5)
                           Serial Numbers: D647HWA30256 (Server)
                                           D721BHM20818 (Disk Array)
                           IP Address:     192.168.5.105
                           Software:
                                    - Microsoft Windows NT Server 4

                  (d).     Grinder2 Server
                           Purpose:  Standby Server for Grinder (Not running
                           - offline). This system is intended to be used in case of hardware problems with Grinder.
                           Model:      Compaq Proliant 2500
                           Memory:     512Mb
                           Drives:     5 (9.1 GB drives Raid 5)
                           Processor:  Pentium 333Mhz
                           Software:
                                    - Microsoft Windows NT 4
                                    - Uses same licenses as Grinder.

                  (e).     Capvpn  Server
                           Purpose: Provide secure access to other systems from the Internet
                           Model:     Compaq Proliant 1850R
                           Memory:    512Mb
                           Drives:    9.1 GB
                           Processor: Pentium 500mhz
                           Serial Number:  D920CNH10749
                           IP Address:     206.145.252.38 (external),
                                           192.168.5.102 (internal)
                           Software:
                                    - Microsoft Windows 2000 Server
                                    - Microsoft Windows 2000 Terminal Services
                                      (5 user license)

                  (f).     Cisco Router
                           Purpose:  Internet connectivity
                           Model:    Cisco 2524 Router
                           Serial Number:  25816534

                  (g).     3Com Hub
                           Purpose:  Network connectivity
                           Ports:    8
                           Serial Number:  Unknown

2. All software licenses for the operating software and application software (including, but not limited to Remedy and Cold Fusion) located on the computer servers and hardware listed on this Schedule 1.1(b)(ix) in item 1.

3. All configuration and computer code generated by the Seller using the Cold Fusion software application.